                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2004
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                               Cecil Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


              Maryland                  0-24926                 52-1883546
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(State or other jurisdiction       (Commission file            (IRS Employer
of incorporation)                       number)           Identification Number)


127 North Street, Elkton, MD 21921-5547
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(Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:  (410) 398-1650
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
The following information is furnished to the Securities and Exchange Commission under both Item 2.02 and Item 7.01 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits. Exhibit 99. Press Release dated October 29, 2004.

I

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Cecil Bancorp, Inc.

                                   By  /s/ Mary B. Halsey
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                                         Mary B. Halsey
                                         President and Chief Executive Officer

                                   By  /s/ Charles F. Sposato
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                                         Charles F. Sposato
                                         Chairman of the Board

Dated: October 29, 2004